UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2015

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27897	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

Two Shell Plaza 811 Louisiana Street, Suite 2300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K (the “Prior Form 8-K”) filed by Dune Energy, Inc. (the “Company”) on March 12, 2015, the Company and its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Western District of Texas, Austin Division (the “Bankruptcy Court”) on March 8, 2015 seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Dune Energy, Inc., et al”, Case No. 15-10336 (the “Chapter 11 Cases”).

In addition, as previously disclosed by the Company in the Prior Form 8-K, in connection with the Chapter 11 Cases, the Debtors entered into a credit agreement (the “DIP Credit Agreement”) dated March 10, 2015 among the Company, the Lenders from time to time party thereto (the “DIP Lenders”) and Bank of Montreal, as administrative agent (the “DIP Agent”) pursuant to which the DIP Lenders agreed to provide up to $10 million of senior secured super priority debtor-in-possession financing (the “DIP Financing”) to be used for post-petition operating expenses of the Debtors, certain cost and expense reimbursement obligations owed under the Pre-Petition Credit Agreement (as defined in the DIP Credit Agreement), and other costs and expenses of administration of the Chapter 11 Cases in accordance with the budget agreed upon by the Company and the DIP Lenders.

On July 6, 2015, the Company, the DIP Lenders and the DIP Agent entered into Amendment No. 1 to the DIP Credit Agreement (the “Amendment”) extending the maturity date of the DIP Financing to the earlier of (a) July 24, 2015, (b) the occurrence of an event of default under the DIP Credit Agreement, and (c) the date which is the closing date of the sale of all or substantially all of the assets of the Debtors pursuant to Section 363 of the Bankruptcy Code as contemplated in the DIP Credit Agreement.

The foregoing description of the DIP Financing, the DIP Credit Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the DIP Credit Agreement and the Amendment filed as Exhibits 10.1 and 10.2, respectively, hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Based on the Company’s debt and other obligations, the Company does not expect to be able to distribute any proceeds as a result of the Chapter 11 Cases to the Company’s stockholders and therefore believes that the shares of its common stock are worthless.

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at https://cases.primeclerk.com/duneenergy/.

The information included in this Item 7.01 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01 shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections, as well as the current beliefs and assumptions of the Company’s management. When used in this document, the words such as “anticipate”, “estimate”, “expect”, “project”, “intend”, “plan”, “believe”, “may”, “predict”, “will”, “would”, “could”, “should”, “target” and similar expressions are forward-looking statements. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Form 8-K should be considered forward-looking statements. Although the Company believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include extension of the debtor-in-possession financing until a closing of a sale of assets occurs pursuant to Section 363 of the Bankruptcy Code; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plan of liquidation with respect to the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general; the length of time the Company will operate under the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases; the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity, results of operations or business prospects; increased legal costs related to the Chapter 11 Cases and other litigation; the Company’s ability to generate or raise cash and maintain a cash balance sufficient to maintain its assets during the pendency of the Chapter 11 Cases; the effects of the bankruptcy filing on the Company and its subsidiaries and the interests of various creditors, equity holders and other constituents; the potential that the Company’s projects will experience technological and mechanical problems, geological conditions may not result in commercial levels of oil and gas production; changes in product prices and other risks disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and quarterly and current reports on Form 10-Q and 8-K filed with the U.S. Securities and Exchange Commission. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Post Petition Superpriority Loan Agreement, dated as of March 10, 2015, between Dune Energy, Inc., Bank of Montreal, as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on March 12, 2015.)

10.2	Amendment No. 1, dated as of June 5, 2015, to the Post Petition Superpriority Loan Agreement, dated as of March 10, 2015, among Dune Energy, Inc., Bank of Montreal, as administrative agent and the lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: July 8, 2015	By:	/s/ James A. Watt
		Name:	James A. Watt
		Title:	Chief Executive Officer